UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 14, 2003
                                                        -----------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                    0-30275                     23-3057155
--------------------       ------------------------         -------------------
(State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                            Identification No.)
 incorporation)

             One Logan Square
        130 N. 18th St., Suite 2615
        Philadelphia, Pennsylvania                          19103
-----------------------------------------              --------------
 (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code: (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

         On May 14, 2003, I-trax, Inc. issued a press release, attached to this current report as Exhibit 99.1, announcing its result of operations for the quarter ended March 31, 2003. In the same press release, I-trax also announced an investor conference call, which was held on Thursday, May 15, 2003 beginning at 3:00 p.m. EST. The conference call was accessible by the investing public by dialing 800-328-1382. The purpose of the call was for Frank A. Martin, I-trax's Chief Executive Officer, to review I-trax's performance for the quarter ended March 31, 2003.

         The text of Mr. Martin's presentation is available by accessing the investor relations' section of I-trax's web site at www.i-trax.com.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            I-TRAX, INC.



Date:  May 19, 2003                         By:   /s/ Frank A. Martin
                                            Name:   Frank A. Martin
                                            Title:     Chief Executive Officer